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Exhibit 10.13

PROMISSORY NOTE

$15,011.42	June 29, 1999 Emeryville, CA

        FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Alibris, (the "Company"), at its principal office at 1250 45th Street, Suite 100, Emeryville, CA the principal sum of $15,011.42 together with interest from the date of this Note on the unpaid principal balance upon the terms and conditions specified below.

        1.     Principal and Interest. The principal balance of this Note together with interest accrued and unpaid to date shall be due and payable five (5) years from the date of this Note.

        2.     Rate of Interest. Interest shall accrue under the Note on any unpaid principal balance at the rate of 5.5% per annum, compounded annually.

        3.     Prepayment. Prepayment of principal and interest may be made at any time without penalty.

        4.     Events of Acceleration. The entire unpaid principal sum and unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

          A.    thirty (30) days after the date that Borrower shall cease to be employed by or in service to Alibris, Inc.;

          B.    the failure of the Borrower to pay when due the principal balance and accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

          C.    the insolvency of the Borrower, the commission of an act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety (90) days or more; or

          D.    the occurrence of a material event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

        5.     Security. Payment of this Note shall be secured by a Stock Pledge Agreement to be executed by Borrower and covering shares of Company common stock. Borrower, however, shall remain personally liable for payment of this Note, and assets of the Borrower, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Borrower's obligations hereunder.

        6.     Collection. If action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

        7.     Waiver. No previous waiver and no failure or delay by the Company or Borrower in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver.

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        Borrower hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

        8.     Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

        9.     Governing Law. This Note shall be construed in accordance with the laws of the State of California.

/s/ MARK NASON Signature of Borrower:
Address:

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STOCK PLEDGE AGREEMENT

        In order to secure payment of that certain June 29, 1999 promissory note (the "Note") payable to Alibris, a California corporation (the "Company") having its corporate offices at 1250 45th Street, Suite 100, Emeryville, CA in the principal amount of $15,011.42, which Note the Borrower delivered in connection with a loan extended to the Borrower by the Company, the Borrower hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

            (i)  the 80,926 shares of Company common stock ("Common Stock") delivered to and deposited with the Company as collateral for the Note; and

           (ii)  any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this Agreement; and

          (iii)  any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement; and

          (iv)  the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

        All securities, property and money to be assigned to, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the Borrower. The Company shall hold the Collateral in accordance with the following terms and provisions:

        1.     Warranties. The Borrower hereby warrants that the Borrower is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, advance claims and other security interests (other than those created hereby).

        2.     Rights and Powers. The Company may, without obligation to do so, exercise one or more of the following rights and powers with respect to the Collateral:

          (a)   accept in its discretion, but subject to the applicable limitations of paragraphs 7(a), (c) and (d), other property of the Borrower in exchange for all or part of the Collateral and release Collateral to the Borrower to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

          (b)   perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

          (c)   transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under paragraph 8 of this Agreement.

          Any action by the Company pursuant to the provisions of this paragraph 2 may be taken without notice to the Borrower. Expenses reasonably incurred in connection with such action shall be payable by the Borrower and form part of the indebtedness secured hereunder as provided in paragraph 9.

          So long as there exists no event of default under paragraph 8 of this Agreement, the Borrower may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials pertaining to the Collateral shall be delivered to the Borrower at the address indicated below.

          Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(b) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the Borrower.

        3.     Duty to Deliver. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the capital stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the Borrower, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments.

        4.     Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the Borrower of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral; provided, however, that the Company will notify the Borrower of any such rights of the Borrower to protect against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the Borrower unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the note and other indebtedness secured hereunder.

          The Company may at any time release and deliver all or part of the Collateral to the Borrower, and the receipt thereof by the Borrower shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement. However, any and all releases of the Collateral shall be effected in compliance with the applicable limitations of paragraphs 7(a) and 7(c).

        5.     Payment of Taxes and Other Charges. The Borrower shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the Borrower's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded annually, required to avoid the imputation of interest income to the Company and compensation income to the Borrower under the federal tax laws.

        6.     Transfer of Collateral. In connection with the transfer or assignment of the note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

        7.     Release of Collateral. Provided (i) all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under paragraph 8, the pledged shares of Common Stock, together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the Borrower in accordance with the following provisions:

          (a)   Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 7(c) and (d) below) be released to the Borrower within three (3) days after such payment or prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction of the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released. In addition, one or more shares of Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 7(c) and (d) below) be released to a stock broker designated in writing by the Borrower and acceptable to the Company for the sole purpose of effecting an immediate sale of the released shares and provided that such stock broker agrees to forward any proceeds (up to the balance of principal and interest due under the Note) directly to the Company to be used to satisfy the Note.

          (b)   Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of paragraph 3) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 7(a). Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

          (c)   In no event, however, shall any shares of Common Stock be released pursuant to the provisions of paragraphs 7(a) or 7(b) if, and to the extent, the fair market value of the Common Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than the unpaid balance of the Note (principal and accrued interest).

          (d)   In the event the securities constituting the Collateral become. "margin securities" (within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board), then the value of the Collateral securing the note shall not be less than fifty percent (50%) of the current market value of such securities. Accordingly, the number of shares to be released pursuant to paragraph 7(a) or (b) shall be reduced to the extent necessary to comply with Regulation G.

        8.     Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this agreement:

          (a)   the failure of the Borrower to pay the principal and accrued interest when due under the Note;

          (b)   the failure of the Borrower to perform a material obligation imposed upon the Borrower by reason of this agreement; or

          (c)   the breach of any warranty of the Borrower contained in this agreement.

          Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

          Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the Borrower. However, in the event such proceeds prove insufficient to satisfy all obligations of the Borrower under the Note, than the Borrower shall remain personally liable for the resulting deficiency.

        9.     Other Remedies. The rights, powers and remedies granted to the Company and Borrower pursuant to the provisions of this agreement shall be in addition to all rights, powers and remedies granted to the Company and Borrower under any statute or rule of law. Any forbearance, failure or delay by the Company or Borrower in exercising any right, power or remedy under this agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and Borrower under this agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company or Borrower, as the case may be.

        10.   Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the Borrower payable immediately upon demand and bearing interest until paid at the Company's bank interest rate then being earned by the Company on its deposits.

        11.   Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the Borrower.

        12.   Arbitration. Any controversy between the parties hereto involving the construction or application of any terms, covenants or conditions of this Agreement or the Note, or any claims arising out of or relating to this Agreement or the Note, or the breach hereof or thereof, will be submitted to and settled by final and binding arbitration in San Francisco, California, in accordance with the rules of the American Arbitration then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of any arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

        13.   Severability. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

        IN WITNESS WHEREOF, this Agreement has been executed by the Borrower on this 29th day of June, 1999.

/s/ MARK NASON Signature of Borrower:
Address:	3068 Joshua Park Dr. Reno NV 89502
Agreed to and Accepted by:
ALIBRIS
By:	/s/ PEGGY DELEON
Name:	Peggy DeLeon
Title: VP, HR
Dated: June 29, 1999

Secured Full Recourse Promissory Note
Emeryville, California

$880.00	March 11, 2002

        Reference is made to that certain Immediately Exercisable Stock Option Exercise Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and ALIBRIS, a California corporation (the "Company"), issued to Purchaser under the Company's 2000 Equity Incentive Plan (the "Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as all or part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

        1.     Obligation. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of 8,000 shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the earliest to occur of the following: (i) the fifth (5th) anniversary of the date first above written, (ii) ninety (90) days after the Termination (as defined in the Plan) of Purchaser, or (iii) immediately upon any Event of Default (as defined in Section 3, below) at the Company's principal place of business located at 1250 45th Street, Suite 100, Emeryville, California 94068, or at such other place as the Company may direct, the principal sum of eight hundred eighty Dollars ($880.00) together with interest compounded annually on the unpaid principal at the rate of 4.5200 percent (4.5200%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

        2.     Security. Performance of Purchaser's obligations under this Note is secured by a security interest in the Shares and any other property of the-Purchaser granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

        3.     Events of Default. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note, which failure shall continue for a period of ten (10) days after such due date; (ii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iii) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (iv) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (v) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

        4.     Acceleration; Remedies On Default. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

        5.     Rule 144 Holding Period. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY

COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

        6.     Prepayment. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement, (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

        7.     Governing Law; Waiver. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        8.     Attorneys' Fees. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment

        IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

Mark Nason Purchaser's Name [type or print]	/s/ MARK NASON Purchaser's Signature

[Signature page to Alibris Secured Full Recourse Promissory Note]

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Stock Pledge Agreement

        This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of March 11, 2002 between Alibris, a California corporation (the "Company"), and Mark Nason (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

R E C I T A L S

        A.    In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor 8,000 shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that certain Purchase Agreement.

        B.    Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement and, if required by the Company, by certain other collateral as more fully set forth on Schedule A attached hereto (the "Additional Collateral").

        NOW, THEREFORE, the parties agree as follows:

        1.     Creation of Security Interest. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares, (ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof) and (iv) such Additional Collateral listed on Schedule A hereto, if any, to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s).                         , representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends, all Additional Securities and all Additional Collateral will hereinafter be collectively referred to as the "Collateral. Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

        2.     Representations and Warranties and Covenants Regarding Collateral. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

        3.     Rights on Default. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

        4.     Additional Remedies. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

        5.     Dividends; Voting. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

        6.     Adjustments. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

        7.     Rights Under Purchase Agreement; Setoff. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

        8.     Redelivery of Collateral; No Release For Partial Payment.

          (a)   Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

          (b)   Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate;

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  provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

        9.     Further Assurances. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

        10.   Successors and Assigns. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

        11.   Governing Law; Severability. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

        12.   Modification; Entire Agreement. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note and any the UCC-1 financing statements filed by the Company, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

        IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

ALIBRIS		PLEDGOR
By:	/s/ PEGGY DELEON	/s/ MARK NASON (Signature)
Peggy DeLeon (Please print name)		Mark Nason (Please print name)
VP HR (Please print title)

[Signature page to Alibris Stock Pledge Agreement]

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Secured Full Recourse Promissory Note
Emeryville, California

$3,666.63	March 11, 2002

        Reference is made to that certain Immediately Exercisable Stock Option Exercise Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and ALIBRIS, a California corporation (the "Company"), issued to Purchaser under the Company's 2000 Equity Incentive Plan (the "Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as all or part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

        1.     Obligation. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of 33,333 shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the earliest to occur of the following: (i) the fifth (5th) anniversary of the date first above written, (ii) ninety (90) days after the Termination (as defined in the Plan) of Purchaser, or (iii) immediately upon any Event of Default (as defined in Section 3, below) at the Company's principal place of business located at 1250 45th Street, Suite 100, Emeryville, California 94068, or at such other place as the Company may direct, the principal sum of three thousand six hundred sixty six & .63 Dollars ($3,666.63) together with interest compounded annually on the unpaid principal at the rate of 4.5200 percent (4.5200%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

        2.     Security. Performance of Purchaser's obligations under this Note is secured by a security interest in the Shares and any other property of the-Purchaser granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

        3.     Events of Default. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note, which failure shall continue for a period of ten (10) days after such due date; (ii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iii) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (iv) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (v) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

        4.     Acceleration; Remedies On Default. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

        5.     Rule 144 Holding Period. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY

COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

        6.     Prepayment. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement, (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

        7.     Governing Law; Waiver. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        8.     Attorneys' Fees. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment

        IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

Mark Nason Purchaser's Name [type or print]	/s/ MARK NASON Purchaser's Signature

[Signature page to Alibris Secured Full Recourse Promissory Note]

2

Stock Pledge Agreement

        This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of March 11, 2002 between Alibris, a California corporation (the "Company"), and Mark Nason (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

R E C I T A L S

        A.    In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor 33,333 shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that certain Purchase Agreement.

        B.    Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement and, if required by the Company, by certain other collateral as more fully set forth on Schedule A attached hereto (the "Additional Collateral").

        NOW, THEREFORE, the parties agree as follows:

        1.     Creation of Security Interest. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares, (ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof) and (iv) such Additional Collateral listed on Schedule A hereto, if any, to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s).                         , representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends, all Additional Securities and all Additional Collateral will hereinafter be collectively referred to as the "Collateral. Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

        2.     Representations and Warranties and Covenants Regarding Collateral. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

        3.     Rights on Default. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

        4.     Additional Remedies. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

        5.     Dividends; Voting. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

        6.     Adjustments. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

        7.     Rights Under Purchase Agreement; Setoff. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

        8.     Redelivery of Collateral; No Release For Partial Payment.

          (a)   Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

          (b)   Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

        9.     Further Assurances. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

        10.   Successors and Assigns. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

        11.   Governing Law; Severability. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

        12.   Modification; Entire Agreement. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note and any the UCC-1 financing statements filed by the Company, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

        IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

ALIBRIS		PLEDGOR
By:	/s/ PEGGY DELEON	/s/ MARK NASON (Signature)
Peggy DeLeon (Please print name)		Mark Nason (Please print name)
VP HR (Please print title)

[Signature page to Alibris Stock Pledge Agreement]

Secured Full Recourse Promissory Note
Emeryville, California

$2,200.00	March 11, 2002

        Reference is made to that certain Immediately Exercisable Stock Option Exercise Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and ALIBRIS, a California corporation (the "Company"), issued to Purchaser under the Company's 2000 Equity Incentive Plan (the "Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as all or part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

        1.     Obligation. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of 20,000 shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the earliest to occur of the following: (i) the fifth (5th) anniversary of the date first above written, (ii) ninety (90) days after the Termination (as defined in the Plan) of Purchaser, or (iii) immediately upon any Event of Default (as defined in Section 3, below) at the Company's principal place of business located at 1250 45th Street, Suite 100, Emeryville, California 94068, or at such other place as the Company may direct, the principal sum of twenty two hundred Dollars ($2,200) together with interest compounded annually on the unpaid principal at the rate of 4.5200 percent (4.5200%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

        2.     Security. Performance of Purchaser's obligations under this Note is secured by a security interest in the Shares and any other property of the-Purchaser granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

        3.     Events of Default. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note, which failure shall continue for a period of ten (10) days after such due date; (ii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iii) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (iv) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (v) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

        4.     Acceleration; Remedies On Default. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

        5.     Rule 144 Holding Period. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY

COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

        6.     Prepayment. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement, (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

        7.     Governing Law; Waiver. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        8.     Attorneys' Fees. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment

        IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

Mark Nason Purchaser's Name [type or print]	/s/ MARK NASON Purchaser's Signature

[Signature page to Alibris Secured Full Recourse Promissory Note]

2

Stock Pledge Agreement

        This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of March 11, 2002 between Alibris, a California corporation (the "Company"), and Mark Nason (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

R E C I T A L S

        A.    In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor                  shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that certain Purchase Agreement.

        B.    Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement and, if required by the Company, by certain other collateral as more fully set forth on Schedule A attached hereto (the "Additional Collateral").

        NOW, THEREFORE, the parties agree as follows:

        1.     Creation of Security Interest. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares, (ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof) and (iv) such Additional Collateral listed on Schedule A hereto, if any, to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s).                         , representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends, all Additional Securities and all Additional Collateral will hereinafter be collectively referred to as the "Collateral. Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

        2.     Representations and Warranties and Covenants Regarding Collateral. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

        3.     Rights on Default. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

        4.     Additional Remedies. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

        5.     Dividends; Voting. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

        6.     Adjustments. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

        7.     Rights Under Purchase Agreement; Setoff. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

        8.     Redelivery of Collateral; No Release For Partial Payment.

          (a)   Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

          (b)   Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate;

2

  provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

        9.     Further Assurances. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

        10.   Successors and Assigns. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

        11.   Governing Law; Severability. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

        12.   Modification; Entire Agreement. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note and any the UCC-1 financing statements filed by the Company, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

        IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

ALIBRIS		PLEDGOR
By:	/s/ PEGGY DELEON	/s/ MARK NASON (Signature)
Peggy DeLeon (Please print name)		Mark Nason (Please print name)
VP HR (Please print title)

[Signature page to Alibris Stock Pledge Agreement]

3

Secured Full Recourse Promissory Note
Emeryville, California

$5,133.37	March 11, 2002

        Reference is made to that certain Immediately Exercisable Stock Option Exercise Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and ALIBRIS, a California corporation (the "Company"), issued to Purchaser under the Company's 2000 Equity Incentive Plan (the "Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as all or part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

        1.     Obligation. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of 46,667 shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the earliest to occur of the following: (i) the fifth (5th) anniversary of the date first above written, (ii) ninety (90) days after the Termination (as defined in the Plan) of Purchaser, or (iii) immediately upon any Event of Default (as defined in Section 3, below) at the Company's principal place of business located at 1250 45th Street, Suite 100, Emeryville, California 94068, or at such other place as the Company may direct, the principal sum of five thousand one hundred thirty three .37 Dollars ($5,133.37) together with interest compounded annually on the unpaid principal at the rate of 4.5200 percent (4.5200%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

        2.     Security. Performance of Purchaser's obligations under this Note is secured by a security interest in the Shares and any other property of the-Purchaser granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

        3.     Events of Default. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note, which failure shall continue for a period of ten (10) days after such due date; (ii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iii) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (iv) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (v) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

        4.     Acceleration; Remedies On Default. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

        5.     Rule 144 Holding Period. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY

COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

        6.     Prepayment. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement, (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

        7.     Governing Law; Waiver. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        8.     Attorneys' Fees. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment

        IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

Mark Nason Purchaser's Name [type or print]	/s/ MARK NASON Purchaser's Signature

[Signature page to Alibris Secured Full Recourse Promissory Note]

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Stock Pledge Agreement

        This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of March 11, 2002 between Alibris, a California corporation (the "Company"), and Mark Nason (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

R E C I T A L S

        A.    In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor 46,667 shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that certain Purchase Agreement.

        B.    Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement and, if required by the Company, by certain other collateral as more fully set forth on Schedule A attached hereto (the "Additional Collateral").

        NOW, THEREFORE, the parties agree as follows:

        1.     Creation of Security Interest. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares, (ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof) and (iv) such Additional Collateral listed on Schedule A hereto, if any, to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s).                         , representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends, all Additional Securities and all Additional Collateral will hereinafter be collectively referred to as the "Collateral. Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

        2.     Representations and Warranties and Covenants Regarding Collateral. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

        3.     Rights on Default. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

        4.     Additional Remedies. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

        5.     Dividends; Voting. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

        6.     Adjustments. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

        7.     Rights Under Purchase Agreement; Setoff. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

        8.     Redelivery of Collateral; No Release For Partial Payment.

          (a)   Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

          (b)   Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate;

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  provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

        9.     Further Assurances. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

        10.   Successors and Assigns. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

        11.   Governing Law; Severability. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

        12.   Modification; Entire Agreement. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note and any the UCC-1 financing statements filed by the Company, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

        IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

ALIBRIS		PLEDGOR
By:	/s/ PEGGY DELEON	/s/ MARK NASON (Signature)
Peggy DeLeon (Please print name)		Mark Nason (Please print name)
VP HR (Please print title)

[Signature page to Alibris Stock Pledge Agreement]

3

Secured Full Recourse Promissory Note
Emeryville, California

$2,750	March 11, 2002

        Reference is made to that certain Immediately Exercisable Stock Option Exercise Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and ALIBRIS, a California corporation (the "Company"), issued to Purchaser under the Company's 2000 Equity Incentive Plan (the "Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as all or part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

        1.     Obligation. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of 25,000 shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the earliest to occur of the following: (i) the fifth (5th) anniversary of the date first above written, (ii) ninety (90) days after the Termination (as defined in the Plan) of Purchaser, or (iii) immediately upon any Event of Default (as defined in Section 3, below) at the Company's principal place of business located at 1250 45th Street, Suite 100, Emeryville, California 94068, or at such other place as the Company may direct, the principal sum of two thousand seven hundred and fifty Dollars ($2,750.00) together with interest compounded annually on the unpaid principal at the rate of 4.5200 percent (4.5200%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

        2.     Security. Performance of Purchaser's obligations under this Note is secured by a security interest in the Shares and any other property of the-Purchaser granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

        3.     Events of Default. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note, which failure shall continue for a period of ten (10) days after such due date; (ii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iii) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (iv) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (v) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

        4.     Acceleration; Remedies On Default. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

        5.     Rule 144 Holding Period. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY

COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

        6.     Prepayment. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement, (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

        7.     Governing Law; Waiver. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

        8.     Attorneys' Fees. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment

        IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.

Mark Nason Purchaser's Name [type or print]	/s/ MARK NASON Purchaser's Signature

[Signature page to Alibris Secured Full Recourse Promissory Note]

2

Stock Pledge Agreement

        This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of March 11, 2002 between Alibris, a California corporation (the "Company"), and Mark Nason (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

R E C I T A L S

        A.    In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor 25,000 shares of its Common Stock (the "Shares") pursuant to the terms and conditions of that certain Purchase Agreement.

        B.    Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement and, if required by the Company, by certain other collateral as more fully set forth on Schedule A attached hereto (the "Additional Collateral").

        NOW, THEREFORE, the parties agree as follows:

        1.     Creation of Security Interest. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares, (ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof) and (iv) such Additional Collateral listed on Schedule A hereto, if any, to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s).                         , representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends, all Additional Securities and all Additional Collateral will hereinafter be collectively referred to as the "Collateral. Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

        2.     Representations and Warranties and Covenants Regarding Collateral. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

        3.     Rights on Default. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

        4.     Additional Remedies. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

        5.     Dividends; Voting. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

        6.     Adjustments. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

        7.     Rights Under Purchase Agreement; Setoff. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

        8.     Redelivery of Collateral; No Release For Partial Payment.

          (a)   Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

          (b)   Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate;

2

  provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

        9.     Further Assurances. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

        10.   Successors and Assigns. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

        11.   Governing Law; Severability. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

        12.   Modification; Entire Agreement. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note and any the UCC-1 financing statements filed by the Company, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

        IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

ALIBRIS		PLEDGOR
By:	/s/ PEGGY DELEON	/s/ MARK NASON (Signature)
Peggy DeLeon (Please print name)		Mark Nason (Please print name)
VP HR (Please print title)

[Signature page to Alibris Stock Pledge Agreement]

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